CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Jun. 30, 2013	Dec. 31, 2012
Allowance for doubtful accounts (in dollars)	$ 906,506	$ 865,769
Allowance for Doubtful Accounts, Other Receivables (in dollars)	$ 598,747	$ 598,747
Common stock, par value (in dollars per share)	$ 0.002731	$ 0.002731
Common stock, shares authorized	18,307,038	18,307,038
Common stock, shares issued	4,620,000	4,620,000
Common stock, shares outstanding	4,620,000	4,620,000